--------------------------------------------------------------------------------



DEAR SHAREHOLDERS:

We are pleased to provide this report for CIGNA High Income Shares (the "Fund"), covering the quarter ended September 30, 1999.

THE MARKET ENVIRONMENT

High yield bonds lagged the performance of other sectors of the fixed income markets during the third quarter but have outperformed year-to-date. In the third quarter, the Lehman Brothers High Yield Bond Index returned -1.42% compared to +0.68% for the Lehman Brothers Aggregate Bond Index. For the first nine months, high yield returns were +0.75% versus -0.70% for the same Index. Treasury bond yields were up only slightly during the quarter, +10 basis points
(bps), after increasing dramatically in the first half of the year (+115 bps). High yield bond yield spreads widened by 35 bps, contributing to the weak relative performance and now yield 10.95% on average. Investor concerns over possible business disruptions from the Y2K bug, increasing default rates of high yield issuers, and the weak technical position of the market (heavy new issue supply and net redemptions from high yield mutual funds) all contributed to the sector's underperformance.

With rising commodity prices and recovering economies in Asia, the commodity producers (paper, steels, metals and mining, and energy) have been the best performing sectors this year. The worst performing sectors have been the healthcare industry, hard hit by a changing regulatory environment, and the textile companies, negatively impacted by shifting consumer preferences and a cyclical downturn. Finally, the double B quality sector (+0.11% return) outperformed single B's (-1.72% return) which outperformed triple C's (-5.38%) and cash-pay issues performed better than deferred coupon issues (-1.25% versus -1.77%) during the quarter.

FUND ACTIVITY

Portfolio strategy during the third quarter was focused on the theme of upgrading the quality of the portfolio through purchases of large issues of large capitalization companies. Trades supporting this strategy were made in a diverse group of industries, ranging from waste disposal, to telecommunications and the internet, to grocery and food companies. Strategic reviews of the gaming and forest products sectors were conducted which resulted in a consolidation of our holdings. Selected holdings of small size issues, low coupon issues and lower yielding issues were eliminated in order to enhance the total return potential of the Fund. Current overweights were kept in the gaming, entertainment, technology and international sectors and underweights were maintained in the energy, healthcare and cable television sectors. Finally, the emphasis on single B quality issues was maintained by purchasing several bonds from the new issue calendar with very attractive valuations.

Overall, the Fund remains broadly diversified and is invested in the issues of 123 companies at quarter-end. The top three industry categories as a percentage of net assets are: Telecommunications (26.5%), Industrial (14.1%), and Entertainment (13.8%). The average maturity of the Fund's holdings is 7.6 years; its average credit quality is still single B.

Borrowing under the Fund's line of credit has been maintained below 33% of assets during this reporting period. On September 30, 1999 borrowings were at approximately 27% of assets.

FUND PERFORMANCE

The Fund's performance was below its benchmark in the third quarter and above it year-to-date. Based on net asset value, the Fund had a total return of -2.58% for the third quarter and 1.70% for the nine months, versus the Lehman Brothers High Yield Bond Index returns of -1.42% and +0.75%, respectively. For the trailing twelve-months, the Fund's return greatly exceeded its benchmark 7.86% to 2.89%. Returns based on the market value of the Fund's shares traded on the New York Stock Exchange were -5.66%, 1.61% and 8.34% for the quarter, year-to-date and the last 12 months, respectively. (Fund returns assume reinvestment of all dividends and are net of all Fund expenses; the Index returns do not include expenses.) The Fund's performance for the year was favorably impacted by its holdings in the international sector, the telecommunications industry, particularly in the wireless and rural cellular segments, the gaming industry, forest products and the technology sectors. Disappointing results were experienced in the Fund's textile company investments and some of its triple C rated holdings where companies reported below expected earnings.

OUTLOOK

Our near term outlook is one of cautious optimism. The fundamental underpinnings for high yield are firm, but technical conditions remain weak. The economy is strong, inflation is low, corporate profits are showing moderate growth and the Federal Reserve is maintaining its vigilant stance on preserving this favorable environment. However, the high yield market has been experiencing increasing default rates which are not expected to peak until sometime next year. Mutual funds have been in a net redemptions position in recent months. Investor demand seems subdued due to interest rate jitters and concerns the Y2K bug may lead to business disruptions. The lack of trading liquidity is still an issue and is not expected to improve until next year. As a result, yield spreads are now at their most attractive levels in four years, with the exception of last summer's global financial crisis.

Our conclusion from all of this is that the market may be set up for a potentially strong rally in the first quarter of 2000.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde,
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1999          2
 (Unaudited)


                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
BONDS AND NOTES - 131.2%
AUTO AND TRUCK - 1.9%
Advanced Accessory System L.L.C.,
    9.75%, 2007                              $  800         $  722
Collins &Aikman Products Co.,
    11.50%, 2006                              5,500          5,198
                                                      -------------
                                                             5,920
                                                      -------------

BROADCASTING & MEDIA - 5.8%
American Lawyer Media, Inc.,
    9.75%, 2007                               3,500          3,334
Echostar DBS Corp., 9.375%, 2009              3,000          2,955
Grupo Televisa, S.A., 11.875%, 2006           1,500          1,553
Innova S DE R.L., 12.875%, 2007               8,000          6,400
Lodgenet Entertainment Corp.,
    10.25%, 2006                              3,500          3,465
                                                      -------------
                                                            17,707
                                                      -------------

CABLE TV - 2.7%
Multicanal, S.A.,
    10.5%, 2007                               4,000          3,180
    13.125%, 2009 Series E (144A
    security acquired April 1999
    for $2,452,981)**                         2,450          2,236
Supercanal Holdings S.A., 11.5%, 2005
    (144A security acquired May 1998
    for $5,515,375)** +                       5,500          2,750
                                                      -------------
                                                             8,166
                                                      -------------
CHEMICALS - 2.6%
Brunner Mond Group PLC,
    11%, 2008                                 3,000          1,530
Great Lakes Carbon Corp.,
    10.25%, 2008                              2,500          2,344
Huntsman ICI Chemicals, Inc.,
    10.125%, 2009 (144A security
    acquired June 1999 for
    $4,006,250)**                             4,000          3,930
                                                      -------------
                                                             7,804
                                                      -------------

CONSUMER PRODUCTS & SERVICES - 7.0%
Anchor Advanced Products, Inc.,
    11.75%, 2004                              2,250          2,182
Carson, Inc., 10.375%, 2007                   3,250          2,568
Desa International, Inc., 9.875%, 2007        2,750          1,853
Drypers Corp., 10.25%, 2007                   4,000          3,360
Moll Industries, Inc., 10.5%, 2008            3,260          2,282
Revlon Consumer Products Corp.,
    9%, 2006                                  3,000          2,715
Samsonite Corp., 10.75%, 2008                 4,350          3,741



                                                         MARKET
                                         PRINCIPAL       VALUE
                                           (000)         (000)
-------------------------------------------------------------------
CONSUMER PRODUCTS & SERVICES - (CONTINUED)
United Industries Corp., 9.875%, 2009
    (144A security acquired March 1999
    for $3,093,500)**                     $   3,050      $   2,653
                                                      -------------
                                                            21,354
                                                      -------------

CONTAINERS AND PAPER - 12.4%
Gaylord Container Corp.,
    9.875%, 2008                              6,000          5,280
Grupo Industrial Durango, S.A.,
    12.625%, 2003                             4,500          4,399
Indah Kiat Finance Mauritius Ltd.,
    10%, 2007                                 8,000          4,480
Indesco International, Inc.,
    9.75%, 2008                               3,900          2,106
Millar Western Forest Products, Inc.,
    9.875%, 2008                              5,000          4,813
Packaging Corp., 9.625%, 2009
    (144A security acquired April 1999
    for $5,107,094)**                         5,000          5,037
Pindo Deli Finance Mauritius Ltd.,
    10.75%, 2007                              5,300          2,836
Riverwood International Corp.,
    10.625%, 2007                             4,000          4,010
    10.875%, 2008                             2,000          1,885
Tjiwi Kimia Finance Mauritius Ltd.,
    10%, 2004                                 4,950          2,846
                                                      -------------
                                                            37,692
                                                      -------------

ELECTRONICS AND ELECTRICAL EQUIPMENT - 8.8%
Amkor Technology, Inc.,
    9.25%, 2006 (144A security acquired
    May 1999 for $1,493,125)**                1,500          1,485
    10.5%, 2009 (144A security acquired
    May 1999 for $3,881,250)**                3,900          3,744
Dictaphone Corp., 11.75%, 2005                4,530          3,035
Fairchild Semiconductor Corp.,
    10.125%, 2007                             2,625          2,559
    10.375%, 2007 (144A security acquired
    March 1999 for $2,000,000)**              2,000          1,970
International Wire Group, Inc.,
    11.75%, 2005,                             2,500          2,556
MCMS, Inc.,
    9.75%, 2008                               3,000          1,920
Telex Communications, Inc.,
    10.5%, 2007                               6,000          4,200
Viasystems, Inc.,
    9.75%, 2007                               5,000          4,312
    9.75%, 2007, Series B                     1,000            863
                                                      -------------
                                                            26,644
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1999          3
  (Unaudited) (Continued)

                                                         MARKET
                                         Principal       Value
                                           (000)         (000)
-------------------------------------------------------------------
ENTERTAINMENT - 13.8%
Alliance Gaming Corp., 10%, 2007           $  5,000       $  3,750
American Skiing Co., 12%, 2006                5,250          4,804
Booth Creek Ski Holdings, Inc.,
    12.5%, 2007                               4,250          3,187
Boyd Gaming Corp.
    9.50%, 2007                               4,000          3,880
Casino Magic of Louisiana Corp.,
    13%, 2003                                 4,750          5,225
Hollywood Park, Inc., 9.25%, 2007             4,075          3,912
Isle Capri Casinos, Inc., 8.75%, 2009         3,650          3,340
Players International, Inc.,
    10.875%, 2005                             4,775          5,056
Premier Parks, Inc.,
    9.75%, 2007                               3,500          3,325
SFX Entertainment, Inc.,
    9.125%, 2008                              3,000          2,835
    9.125%, 2008                              3,000          2,775
                                                      -------------
                                                            42,089
                                                      -------------

FINANCIAL - 2.5%
Dollar Financial Group, Inc.,
    10.875%, 2006                             4,150          4,109
Nationwide Credit, Inc., 10.25%, 2008         5,250          3,465
                                                      -------------
                                                             7,574
                                                      -------------

FOOD AND BEVERAGES - 9.9%
Agrilink Foods, Inc., 11.875%, 2008           4,000          3,670
Compania de Alimentos Fargo,
    13.25%, 2008                              2,750          2,090
Di Giorgio Corp., 10%, 2007                   3,000          2,820
Grupo Azucarero Mexico S.A.,
    11.5%, 2005                               4,690          1,782
Imperial Holly Corp., 9.75%, 2007             5,000          4,538
Mastellone Hermonos S.A.,
    11.75%, 2008                              3,250          2,356
Premier International Foods PLC,
    12%, 2009 (144A security acquired
    Aug 1999 for $4,500,000)**                4,500          4,522
Star Markets Co., Inc., 13%, 2004             4,000          4,280
Stater Brothers Holdings, Inc.,
    10.75%, 2006 (144A security
    acquired Aug 1999 for
    $4,019,375)**                             4,000          4,080
                                                      -------------
                                                            30,138
                                                      -------------

HEALTH CARE - 3.2%
Express Scripts, Inc., 9.625%, 2009           3,000          3,038
King Pharmaceutical, Inc.,
    10.75%, 2009                              2,800          2,884
Mediq, Inc., 11%, 2008                        6,000          3,900
                                                      -------------
                                                             9,822
                                                      -------------


                                                         MARKET
                                         Principal       Value
                                           (000)         (000)
-------------------------------------------------------------------
INDUSTRIAL - 14.1%
Blount, Inc., 13%, 2009 (144A
    security acquired Aug 1999 for
    $5,172,500)**                          $  5,150       $  5,304
Bucyrus International, Inc.,
    9.75%, 2007                               5,000          4,300
CEX Holdings, Inc.,
    9.625%, 2008                              5,000          5,025
Foamex Capital Corp., 13.5%, 2005             5,500          5,115
Goss Graphic Systems, Inc.,
    12%, 2006 +                               4,625          1,017
Grove Worldwide L.L.C.,
    9.25%, 2008                               4,400          2,728
Hexcel Corp., 9.75%, 2009                     3,050          2,623
High Voltage Energy Corp.,
    10.5%, 2004                               2,000          1,840
ICF International Inc., 13%, 2003***          5,000          2,500
Morris Material Handling, Inc.,
    9.5%, 2008                                2,350            823
Neenah Corp.,
    11.125%, 2007, Series B                   2,000          1,840
    11.125%, 2007, Series E (144A
      security acquired Nov 1998 for
      $1,552,500)**                           1,500          1,380
Outsourcing Services Group,
    10.875%, 2006                             3,500          3,238
Vicap, S.A.,
    11.375%, 2007                             5,750          5,060
                                                      -------------
                                                            42,793
                                                      -------------

METALS - 2.6%
Doe Run Resource Corp.,
    11.25%, 2005                              4,000          3,640
Gulf States Steel, Inc., 13.5%, 2003 +        3,765            565
Renco Steel Holdings, Inc.,
    10.875%, 2005                             4,500          3,735
                                                      -------------
                                                             7,940
                                                      -------------

MISCELLANEOUS - 6.0%
AES Corp.,
    8.5%, 2007                                2,000          1,825
    9.5%, 2009                                1,900          1,898
Allied Waste North America, Inc.,
    10%, 2009 (144A security acquired
      July 1999 for $5,980,080)**             6,000          5,490
Sullivan Graphics, Inc., 12.75%, 2005         5,500          5,637
United Rentals, Inc., 9%, 2009                3,750          3,525
                                                      -------------
                                                            18,375
                                                      -------------
RETAIL - 0.7%
Jo Ann Stores, Inc., 10.375%, 2007            2,000          1,980
                                                      -------------



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1999          4
   (Unaudited) (Continued)

                                                         MARKET
                                         Principal       Value
                                           (000)         (000)
-------------------------------------------------------------------
TECHNOLOGY - 2.0%
Exodus Communications, Inc.,
    11.25%, 2008                            $ 3,000        $ 3,045
Orbital Imaging Corp., 11.625%, 2005          4,250          2,890
                                                      -------------
                                                             5,935
                                                      -------------

TELECOMMUNICATIONS - 26.5%
Alestra S DE., 12.125%, 2006 (144A
    security acquired May 1999 for
    $6,000,000)**                             6,000          5,730
AMSC Acquisition, Inc.,
    12.25%, 2008                              4,325          3,092
Centennial Cellular, Inc.,
    10.75%, 2008                              4,000          4,160
Dobson Communications Corp.,
    11.75%, 2007                              4,400          4,642
Energis PLC., 9.75%, 2009 (144A
    security acquired June 1999 for
    $2,498,079)**                             2,500          2,550
Facilicom International, Inc.,
    10.5%, 2008                               5,200          4,420
Grupo Iusacell S.A., 10%, 2004                2,000          1,840
Impsat Corp., 12.125%, 2003                   3,500          3,045
Metrocall, Inc., 9.75%, 2007                  5,000          2,950
Nextel Communications, Inc.,
    9.75%, 2004                               4,000          4,030
Poland Telecom Finance B.V.,
    14%, 2007                                 3,000          2,460
Price Communications Wireless, Inc.,
    11.75%, 2007                              5,500          5,981
Primus Telecommunications, Inc.,
    11.75%, 2004                              5,250          5,145
PSI Net, Inc., 11%, 2009 (144A
    security acquired July 1999 for
    $5,402,531)**                             5,350          5,270
RSL Communications PLC.,
    12.25%, 2006                              1,375          1,368
    10.5%, 2008                               4,500          4,163
Talton Holdings, Inc., 11%, 2007              3,500          3,220
Transtel Pass-Thru Trust, 12.5%,
    12.5%, 2007                               4,250          2,104
Versatel Telecom B.V.,
    13.25%, 2008                              6,550          6,550
    11.875%, 2009                             1,000            925
Winstar Communications, Inc.,
    10%, 2008                                 5,000          4,150
Winstar Equipment Corp.,
    12.5%, 2004                               2,500          2,562
                                                      -------------
                                                            80,357
                                                      -------------
TEXTILES - 2.6%
Cluett American Corp.,
    10.125%, 2008                             5,000          3,300
Delta Mills, Inc., 9.625%, 2007               1,000            840
Fruit of the Loom, Inc., 8.875%, 2006         2,825          1,073
Norton McNaughton, Inc.,
    12.5%, 2005                               3,000          2,550
                                                      -------------
                                                             7,763
                                                      -------------


                                                         MARKET
                                         Principal       Value
                                           (000)         (000)
-------------------------------------------------------------------
TRANSPORTATION - 6.1%
American Commercial Lines L.L.C.,
    10.25%, 2008                           $  4,300       $  4,192
Atlas Air, Inc., 10.75%, 2005                 5,385          5,499
Avis Rent A Car, Inc., 11%, 2009 (144A
    security acquired June 1999
    for $4,743,906)**                         4,725          4,843
Kitty Hawk, Inc., 9.95%, 2004                 4,000          3,890
                                                      -------------
                                                            18,424
                                                      -------------

Total Bonds and Notes (Cost - $466,416,330)                398,477
                                                      -------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES September 30, 1999          5
  (Unaudited) (Continued)

                                                            MARKET
                                             NUMBER         VALUE
                                            OF SHARES       (000)
-------------------------------------------------------------------
WARRANTS - 0.5%
American Mobile Satellite Corp.,
    Exp. 2008*                                3,325         $  131
Convergent Communications, Inc.,
    Exp. 2008*                               30,000            328
IHF Capital, Inc., Class A & L,
    Exp. 1999*                                5,000              2
NS Group, Inc.,  Exp. 2003*                   4,080             45
Orbital Imaging Corp., Exp. 2005*             4,250             85
Poland Telecom Finance B.V.,
    Exp. 2007*                                2,500            137
Primus Telecommunications, Inc.,
    Exp. 2004*                                4,250             85
Versatel Telecom B.V., Exp. 2008*             6,550            819
Wireless One, Inc., Exp. 2000*               15,000              -
                                          ----------  -------------
Total Warrants (Cost - $453,249)                             1,632
                                                      -------------

                                           PRINCIPAL
                                             (000)
                                           ---------

SHORT-TERM OBLIGATIONS - 1.8%
    (Cost - $5,579,000)
COMMERCIAL PAPER - 1.8%
Exxon Asset Management Co.
    5.55%, 10/1/99                            5,579          5,579
                                                      -------------

TOTAL INVESTMENTS IN SECURITIES - 133.5%
    (Total Cost - $472,448,579)                            405,688
Liabilities, Less Cash and Other Assets - (33.5%)         (101,958)
                                                      -------------

NET ASSETS - 100%
    (equivalent to $5.90 per
    share based on 51,437,000 shares outstanding)        $ 303,730
                                                      =============

     -----------------------------------------------------------------
       PORTFOLIO COMPOSITION (UNAUDITED)
       September 30, 1999

                                               MARKET          % OF
       QUALITY RATINGS* OF                      VALUE         MARKET
       LONG-TERM BONDS                          (000)         VALUE
       ---------------------------------------------------------------
       Ba/BB                                  $ 47,867          12.0%
       B/B                                     301,324          75.6%
       Below B                                  49,286          12.4%
                                           ------------  -------------
                                              $398,477         100.0%
                                           ============  =============


       *The higher of Moody's or Standard & Poor Ratings.

     -----------------------------------------------------------------

*    Non-income producing securities.
**   Indicates restricted security; the aggregate
     fair value of restricted securities is
     $62,975,500 (aggregate cost $67,418,546)
     which is approximately 21% of net assets.
***  Variable rate security. Rate disclosed is as of September 30, 1999.
+    Defaulted securities.



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       6

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1999 (UNAUDITED)

                                           (IN THOUSANDS)
                                          ----------------
Assets:
Investments at market value
    (Cost - $472,441,579)                     $ 405,688
Cash on deposit with custodian                        1
Receivable for investments sold                   1,409
Interest receivable                              14,730
Investment for Trustees' deferred
    compensation plan                               268
                                            ------------
      TOTAL ASSETS                              422,096
                                            ------------

LIABILITIES:
Payable for investments purchased                   572
Loan payable                                    113,000
Dividend payable October 8, 1999 at
    $.0675 per share                              3,472
Accrued interest payable                            768
Accrued advisory fees payable                       205
Deferred Trustees' fees payable                     268
Other accrued expenses (including $27,609
    due to affiliate)                                81
                                            ------------
      TOTAL LIABILITIES                         118,366
                                            ------------

NET ASSETS (Equivalent to $5.90 per share
   based on 51,437,000 shares of beneficial
   interest outstanding; unlimited number
   of shares authorized)                      $ 303,730
                                            ============
COMPONENTS OF NET ASSETS:
Paid in capital                               $ 430,957
Undistributed net investment income               1,856
Unrealized depreciation of investments          (66,767)
Accumulated net realized loss                   (62,316)
                                            ------------
NET ASSETS                                    $ 303,730
                                            ============



STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED
SEPTEMBER 30, 1999 (UNAUDITED)

                                             (IN THOUSANDS)
                                             -------------
INVESTMENT INCOME
INCOME:
    Interest                                           $40,355
EXPENSES:
    Interest expense                       $5,558
    Investment advisory fees                2,026
    Administrative services                   105
    Custodian fees and expenses                90
    Transfer agent fees and expenses           41
    Auditing and legal fees                    39
    Trustees' fees                             24
    Shareholder reports                        24
    Other                                      47        7,954
                                          --------  -----------
NET INVESTMENT INCOME                                   32,401
                                                    -----------
REALIZED AND UNREALIZED GAIN/LOSS ON
    INVESTMENTS
    Net realized loss from investments                 (26,544)
    Unrealized depreciation of investments              (1,923)
                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS                                        (28,467)
                                                    -----------
NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                    $ 3,934
                                                    ===========




The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES                                                       7



STATEMENT OF CHANGES IN NET ASSETS

                                     (UNAUDITED)
                                     NINE MONTHS          YEAR ENDED
                                        ENDED            DECEMBER, 31
                                   SEPTEMBER 30, 1999        1998
                                   ------------------    ---------------
                                              (IN THOUSANDS)
                                   -------------------------------------
OPERATIONS:
Net investment income                 $     32,401          $    43,808
Net realized gain (loss) from
   Investments                             (26,544)               6,022
Unrealized depreciation
   on investments                           (1,923)             (81,422)
                                   ----------------    -----------------
Net increase (decrease) in net
   assets from operations                    3,934              (31,592)
                                   ----------------    -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.6075
   per share and $0.8825 per share,
   respectively)                           (31,077)             (43,630)
                                   ----------------    -----------------
Total distributions to
   shareholders                            (31,077)             (43,630)
                                   ----------------    -----------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from 0 and 12,452,266 capital
   shares issued pursuant to rights
   offering (net of related expenses
   of $237,401), respectively                    -               98,260
Capital contribution by Adviser              1,615                    -
Net increase from 705,737 and
   792,574 capital shares issued
   to shareholders in reinvestment of
   distributions, respectively               4,969                5,995
                                   ----------------    -----------------
Net increase from capital share
   transactions                              6,584              104,255
                                   ----------------    -----------------
NET INCREASE (DECREASE) IN
   NET ASSETS                              (20,559)              29,033
NET ASSETS:
Beginning of period                        324,289              295,256
                                   ----------------    -----------------

End of period (including undistributed
   net investment income of $1,856,006
   and $531,609, respectively)        $    303,730          $   324,289
                                   ================    =================



STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30,
1999 (UNAUDITED)

                                               (IN THOUSANDS)
                                              ----------------

CASH PROVIDED BY FINANCING ACTIVITIES:
  Reduction in borrowing                      $        (3,000)
  Capital contribution by Adviser                       1,615
  Dividends paid in cash                              (29,738)
                                               ---------------
                                                      (31,123)

CASH USED BY OPERATIONS:
  Purchases of portfolio securities                  (167,436)
  Net purchase of short-term instruments               (5,579)
  Proceeds from sales of portfolio securities         172,258
                                               ---------------
                                                         (757)
                                               ---------------
Net Investment Income                                  32,401
Net change in receivables/payables
   related to operations                                 (535)
                                               ---------------
                                                       31,866
                                                       31,109
                                               ---------------
Net Decrease in Cash                                      (14)
Cash, Beginning of Period                                  15
                                              ----------------
Cash, End of Period                           $             1
                                              ================



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)             8



1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high risk fixed-income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.


A. SECURITY VALUATION - Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. The Fund does not amortize premiums or discounts for book purposes, except for original issue discounts which are amortized over the life of the respective securities. Securities gains and losses are determined on the basis of identified cost.

C. FEDERAL TAXES - It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no Federal income or excise taxes on realized income have been accrued.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions are recorded by the Fund on the ex-dividend date. Payments in excess of financial accounting income due to differences between financial and tax accounting, to meet the minimum distribution requirements for tax basis income, are deducted from paid in capital when such differences are determined to be permanent.

E. CASH FLOW INFORMATION - Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued) 9



2. BANK LOANS. The Fund has a revolving credit agreement with unrelated third party lenders which will generally enable the Fund to borrow up to the lesser of
(A) $151,300,000 or (B) one-third of the Fund's Eligible Assets. The agreement matures on May 31, 2002. Prior to maturity, principal is repayable in whole or in part at the option of the Fund. In connection with the agreement, the Fund has granted the lenders a first lien on all of its investment securities and cash, which will be enforceable in an amount of up to one-third of the aggregate value of the investment securities and cash of the Fund. Borrowings under this agreement bear interest at a variable rate tied to one of several short-term rates that the Fund may select from time to time or at fixed rates as may be agreed to between the Fund and the lender. The average borrowings outstanding during the nine months ended September 30, 1999 were $119,599,004 at an average interest rate of approximately 6.21%. As of September 30, 1999, the Fund was paying interest at an average annual rate of 6.40% on its outstanding borrowings.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to CIGNA Investments, Inc. ("CII"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.5% thereafter.

The Fund reimburses CII for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the nine months ended September 30, 1999, the Fund paid or accrued $104,566. On February 24, 1999, the Fund received a capital contribution of $1,615,306 from CII as reimbursement for inaccurate execution of a corporate action.

4. TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the nine months ended September 30, 1999 were $167,436,270 and $172,258,147, respectively.

As of September 30, 1999, the cost of securities for Federal income tax purposes was $472,441,579. At September 30, 1999, net unrealized depreciation for Federal income tax purposes aggregated $66,767,036 of which $3,932,288 related to appreciated securities and $70,699,324 related to depreciated securities.

6. CAPITAL LOSS CARRYOVER. At December 31, 1998, the Fund had a capital loss carryover for Federal income tax purposes of $35,528,808 of which $30,071,289, $3,704,377 and $1,753,142 expire in 1999, 2000 and 2003, respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

7. RIGHTS OFFERING. During the fourth quarter of 1997, the Fund announced a rights offering, whereby each shareholder on the record date received one non-transferable right per common share. The terms of the rights offering allowed shareholders to acquire one common share for each three rights held and over-subscribe for additional shares (subject to availability and allotment). The subscription price per share was the net asset value per share at the close of business on January 23, 1998. The Fund received primary and over-subscription requests totaling 12,452,266 shares from shareholders during the subscription period from December 26, 1997 (the record date) to January 23, 1998 (the expiration date). On the expiration date, the Fund's net asset value per share was $7.91. Net proceeds to the Fund, received in January 1998, were approximately $98 million.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)
                                                                              10


8. FINANCIAL HIGHLIGHTS. The following table includes data, ratios and supplemental data for a share outstanding throughout each period and other performance information:


------------------------------------------------------------------------------------------------------------------------------
                                                 (UNAUDITED)
                                                  9 MOS.
                                                   ENDED
                                                 SEPT. 30,                        YEAR ENDED DECEMBER 31,
                                                   1999          1998         1997         1996          1995         1994
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                $  6.39       $  7.88      $  7.43      $  7.19       $  6.59     $  7.54

INCOME FROM INVESTMENT OPERATIONS

Net investment income (1)                              0.63          0.88         0.87         0.85          0.84        0.86
Net realized and unrealized gains (losses)            (0.51)        (1.49)        0.44         0.29          0.60       (0.91)
                                                      ------        ------        -----        -----         -----      ------

TOTAL FROM INVESTMENT OPERATIONS                       0.12         (0.61)        1.31         1.14          1.44       (0.05)
                                                      ------        ------        -----        -----         -----      ------
LESS DISTRIBUTIONS:
Distributions from net investment income              (0.61)        (0.88)       (0.86)       (0.90)        (0.84)      (0.88)
Distributions in excess of net investment income          -             -            -            -             -       (0.02)
                                                      ------        ------       -------      -------      -------      ------
TOTAL DISTRIBUTIONS                                   (0.61)        (0.88)       (0.86)       (0.90)        (0.84)      (0.90)
                                                      ------        ------       ------       ------        ------      ------
NET ASSET VALUE, END OF PERIOD                      $  5.90       $  6.39      $  7.88      $  7.43       $  7.19     $  6.59
                                                    ========      ========     ========     ========      ========    =======
MARKET VALUE, END OF PERIOD                         $  6.75       $  7.25      $  8.44      $  8.38       $  7.88     $  7.00
                                                    ========      ========     ========     ========      ========    =======
TOTAL INVESTMENT RETURN:
Per share market value                                 1.61%        (3.35)%      11.65%       19.25%        26.24%      (5.43)%
Per share net asset value (2)                          1.70%        (8.31)%      18.58%       16.70%        22.93%      (0.76)%
RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)           $ 303,730     $ 324,289    $ 295,256    $ 273,500     $ 259,773   $ 233,454
Ratio of expenses to average net assets
  (includes interest expense)                          3.30% *       3.40%        3.28%        3.35%         3.80%       3.27%
Ratio of net expenses to average net assets
  (excludes interest expense)                          0.99% *       0.97%        1.06%        1.07%         1.12%       1.17%
Ratio of net investment income to average net
  assets                                              13.44% *      12.05%       11.28%       11.60%        12.03%      12.33%
Portfolio turnover                                       39%           56%          74%          78%           60%         72%


(1) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(2) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages do not correspond with the performance of a shareholder's investment in the Fund based on market value since the relationship between the market price of the stock and net asset value varied during each period.
 *  Annualized.

--------------------------------------------------------------------------------
CIGNA HIGH INCOME SHARES  NOTES TO FINANCIAL STATEMENTS  (Unaudited) (Continued)
                                                                              11


9. QUARTERLY RESULTS (UNAUDITED). The following is a summary of quarterly results of operations (in thousands except for per share amounts):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                 NET REALIZED AND
                                                                               UNREALIZED GAIN (LOSS)
PERIOD                     INVESTMENT INCOME        NET INVESTMENT INCOME        ON INVESTMENTS      INCR. (DECR.)  IN NET ASSETS
ENDED                      TOTAL     PER SHARE       TOTAL    PER SHARE        TOTAL     PER SHARE      TOTAL       PER SHARE
------------------------------------------------------------------------------------------------------------------------------------
March 31, 1997            $ 10,260    $ 0.28         $ 7,970    $ 0.21        $  (3,094)   $ (0.08)     $ (830)  $  (0.07)
June 30, 1997               10,294      0.28           8,000      0.22           11,995       0.32      13,707       0.34
September 30, 1997          10,467      0.28           8,082      0.22            8,588       0.23      10,349       0.25
December 31, 1997           10,704      0.29           8,295      0.22           (1,397)     (0.03)     (1,470)     (0.07)
March 31, 1998              13,024      0.28          10,126      0.22            8,199       0.16     108,909       0.18
June 30, 1998               14,459      0.29          11,110      0.22          (12,703)     (0.25)    (10,327)     (0.23)
September 30, 1998          14,432      0.29          11,120      0.22          (78,316)     (1.55)    (75,967)     (1.54)
December 31, 1998           14,244      0.28          11,452      0.23            7,420       0.15       6,418       0.10
March 31, 1999              13,768      0.27          11,120      0.22           (6,608)     (0.10)     (2,150)     (0.08)
June 30, 1999               13,592      0.27          10,928      0.21           (3,424)     (0.05)     (1,366)     (0.05)
September 30, 1999          12,995      0.25          10,353      0.20          (18,435)     (0.36)    (17,043)     (0.36)
------------------------------------------------------------------------------------------------------------------------------------



TRUSTEES                                   Thomas C. Jones                            OFFICERS
Hugh R. Beath                              PRESIDENT, CIGNA INVESTMENT                Richard H. Forde
ADVISORY DIRECTOR,                         MANAGEMENT AND CIGNA                       SENIOR MANAGING DIRECTOR
ADMEDIA CORPORATE ADVISORS, INC.           INVESTMENTS, INC.                          CIGNA INVESTMENTS, INC.

                                           Paul J. McDonald
Richard H. Forde                           SENIOR EXECUTIVE VICE PRESIDENT
CHAIRMAN OF THE BOARD                      AND CHIEF FINANCIAL OFFICER,               Alfred A. Bingham III
AND PRESIDENT                              FRIENDLY ICE CREAM CORPORATION             VICE PRESIDENT AND TREASURER

Russell H. Jones
VICE PRESIDENT AND TREASURER,                                                         Alan C. Petersen
KAMAN CORPORATION                                                                     VICE PRESIDENT

                                                                                      Jeffrey S. Winer
                                                                                      VICE PRESIDENT AND SECRETARY
------------------------------------------------------------------------------------------------------------------------------------

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield fixed-income securities. The investment adviser is CIGNA Investments, Inc., 900 Cottage Grove Road, Hartford, Connecticut 06152.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan (the "Plan"). For a brochure describing this Plan or general inquiries about your account contact State Street Bank and Trust Company, Stock Transfer Department, P.O. Box 8200, Boston, Massachusetts, 02266-8200, or call 1.800.426.5523.